EA Announces Deal to Acquire Glu Mobile Inc. February 8, 2021 Exhibit 99.2

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Transaction Summary Electronic Arts Inc. (“EA”) has entered into a definitive agreement to acquire Glu Mobile Inc. (“Glu Mobile”) Headquartered in San Francisco, CA, with a nearly 20-year track record of creating and publishing successful mobile games, Glu Mobile offers a diverse portfolio of top grossing and award-winning original and licensed IP titles Glu Mobile stockholders will receive all-cash consideration of $12.50 per share: Implied transaction enterprise value of $2.1 billion1 36% premium to Glu Mobile share price of $9.19 on February 5, 20212 The acquisition is to be financed with EA’s cash on hand The acquisition is expected to grow EA net bookings and be accretive to underlying profitability Transaction expected to close in calendar Q2 of 2021, subject to Glu Mobile stockholder and regulatory approvals Source: Publicly available information 1 Enterprise value based on Glu Mobile unaudited balance sheet as of December 31, 2020 2 One trading day prior to announcement of the EA and Glu Mobile definitive merger agreement 2

Glu Mobile at a Glance 3 Company Overview Founded in 2001 and headquartered in San Francisco, CA (NASDAQ: GLUU) Employs nearly 800 game studio, development, central services and publishing people across five locations in the U.S., Canada and India Operates diverse portfolio of some of the most successful and recognizable mobile games across genres including Design Home, Covet Fashion and MLB Tap Sports Baseball Deep bench of creative talent who will continue as leaders within EA’s organization Proven track record in growing both bookings and underlying profitability Financial Profile ($mm) Sources: Company filings. 1For the twelve-month period ending 9/30/20 FY 2017A FY 2018A FY 2019A LTM 09/30/20 Bookings Bookings by Title1 Design Home Covet Fashion Diner Dash MLB Tap Sports Baseball Kim Kardashian: Hollywood Other Disney Sorcerer’s Arena Bookings by Geography1 North America ROW APAC

4 Strategic Rationale Accelerates growth Creates combined organization with 15+ ongoing live services across multiple genres Reaches global audience of over 100 million combined players every month Glu adds over 500 best-in-class developers with mobile-first focus Contribution from existing franchises almost doubles EA’s mobile bookings Creates value Addition of expertise in casual sports and lifestyle genres presents opportunity for new titles based on EA IP MLB Tap Sports Baseball offers successful template for EA SPORTS mobile titles Can leverage EA licensing expertise to bring Tap Baseball to new geographies Network effects provide opportunities to cross-promote both within mobile, and to and from console/PC across EA’s 430 million strong player network Glu’s diverse player base complements EA’s console/PC portfolio

Combined Market Leading Portfolio 5 $544mm LTM bookings1 EA diversified mobile business Glu core franchises Design Home Covet Fashion MLB Tap Sports Kim Kardashian Diner DASH Adventures Disney Sorcerer’s Arena $5.9bn LTM bookings1 Interior design Source: Company filings 1 Last Twelve Months as of 9/30/20 2 Last Twelve Months as of 12/31/20 $779mm LTM bookings2 Fashion Mobile baseball Simulation Classic casual Turn-based RPG